77C:  MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS
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SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of Stockholders of Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund, and SBL Fund was held January 26, 2000. The following matters were voted upon at the meeting:

(A) WITH REGARD TO THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND'S CURRENT FISCAL YEAR:

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                                                       VOTES
                                         ---------------------------------
                                                               AGAINST/
                  FUNDS                        FOR            ABSTENTIONS
     ---------------------------------------------------------------------
     Security Equity Fund                 78,379,644.603     2,807,848.884
     Security Growth and Income Fund       7,972,436.703       262,061.999
     Security Ultra Fund                   7,758,326.270       224,768.194
     SBL Fund                            206,779,305.419     7,992,419.086
     ---------------------------------------------------------------------

(B) WITH REGARD TO THE APPROVAL FOR AN ARRANGEMENT AND NEW INVESTMENT ADVISORY CONTRACT THAT WOULD PERMIT SECURITY MANAGEMENT COMPANY, LLC, THE FUND'S INVESTMENT ADVISER, WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT STOCKHOLDER APPROVAL:

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                                                       VOTES
                                         ---------------------------------
                                                              AGAINST/
                  FUNDS                       FOR            ABSTENTIONS
     ---------------------------------------------------------------------
     SECURITY EQUITY FUND
        Equity Series                    57,460,002.465     13,460,321.966
        Global Series                     1,634,173.646        169,362.323
        Total Return Series                 436,998.900         22,393.959
        Social Awareness Series             494,488.720        214,874.590
        Value Series                      1,076,472.012        323,567.702
        Small Company Series              1,233,181.347         28,294.759
        Enhanced Index Series             1,338,841.336        557,168.769
        International Series                658,233.094         72,870.990
        Select 25 Series                  1,348,942.282        657,304.627
     ---------------------------------------------------------------------
     SECURITY GROWTH AND INCOME FUND      7,276,586.186        957,912.516
     ---------------------------------------------------------------------
     SECURITY ULTRA FUND                  7,185,530.069        797,564.395
     ---------------------------------------------------------------------
     SBL FUND
        Series A                         34,408,432.792      5,217,553.632
        Series B                         38,273,125.797      5,781,256.600
        Series C                         10,415,553.977      1,907,045.493
        Series D                         48,391,138.820      6,479,697.001
        Series E                         10,841,222.689      1,534,037.217
        Series H                            892,353.745        133,399.165
        Series I                            174,211.202         44,828.707
        Series J                         11,850,080.441      1,880,228.506
        Series K                          1,117,956.268         92,005.491
        Series M                          2,931,241.847        316,815.514
        Series N                          5,218,957.015        557,804.047
        Series O                         10,449,581.465      1,437,099.759
        Series P                            868,045.207         54,710.165
        Series S                          6,270,995.313      1,057,930.430
        Series V                          2,202,275.370        200,958.408
        Series X                          1,603,074.141        141,122.988
        Series Y                          1,909,278.258        117,707.035
     ---------------------------------------------------------------------

(C) WITH REGARD TO APPROVAL OF A BROKERAGE ENHANCEMENT PLAN PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AND A NEW INVESTMENT ADVISORY CONTRACT THAT WOULD PERMIT THE IMPLEMENTATION OF THE PLAN:

     ----------------------------------------------------------------------
                                                       VOTES
                                         ----------------------------------
                  FUNDS                       FOR           AGAINST/ABSTAIN
     ----------------------------------------------------------------------
     SECURITY EQUITY FUND
        Equity Series                    58,102,523.702      12,817,800.729
        Global Series                     1,662,754.462         140,781.507
        Total Return Series                 436,998.900          22,393.959
        Social Awareness Series             500,734.496         208,628.814
        Value Series                      1,076,472.012         323,567.702
        Small Company Series              1,233,181.347          28,294.759
        Enhanced Index Series             1,338,841.336         557,168.769
        International Series                658,233.094          72,870.990
        Select 25 Series                  1,348,942.282         657,304.627
     ----------------------------------------------------------------------
     SECURITY GROWTH AND INCOME FUND      7,332,736.443         901,762.259
     ----------------------------------------------------------------------
     SECURITY ULTRA FUND                  7,212,720.232         770,374.232
     ----------------------------------------------------------------------
     SBL FUND
        Series A                         34,896,228.686       4,729,757.738
        Series B                         38,852,881.468       5,201,500.929
        Series C                         10,568,970.341       1,753,629.129
        Series D                         49,317,907.237       5,552,928.584
        Series E                         10,951,981.265       1,423,278.641
        Series H                            921,597.961         104,154.949
        Series I                            174,211.202          44,828.707
        Series J                         12,155,854.421       1,574,454.526
        Series K                          1,140,957.641          69,004.118
        Series M                          2,975,967.597         272,089.764
        Series N                          5,258,989.969         517,771.093
        Series O                         10,651,655.046       1,235,026.178
        Series P                            875,390.340          47,365.032
        Series S                          6,460,448.043         868,477.700
        Series V                          2,182,905.306         220,328.472
        Series X                          1,613,347.461         130,849.668
        Series Y                          1,923,832.012         103,153.281
     ----------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  a.  To  amend  the   Fund's   fundamental   investment   limitation
                 concerning share ownership of any one issuer.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                            FOR              ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,235,823.389     4,390,163.035
     Series B                                   39,183,289.336     4,871,093.061
     Series C                                   11,209,991.964     1,112,607.506
     Series D                                   49,297,056.320     5,573,779.501
     Series E                                   11,060,388.542     1,314,871.364
     Series H                                      912,776.486       112,976.424
     Series I                                      194,097.835        24,942.074
     Series J                                   12,142,536.021     1,587,772.926
     Series K                                    1,115,681.540        94,280.219
     Series M                                    3,001,140.041       246,917.320
     Series N                                    5,247,609.749       529,151.313
     Series O                                   10,764,221.917     1,122,459.307
     Series P                                      846,452.731        76,302.641
     Series S                                    6,406,067.415       922,858.328
     Series V                                    2,186,990.803       216,242.975
     Series X                                    1,622,120.773       122,076.356
     Series Y                                    1,948,642.312        78,342.981
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  b.  To eliminate the Fund's fundamental investment limitation concerning investing for control of portfolio companies.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                          FOR                ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,294,073.589     4,331,912.835
     Series B                                   39,258,622.330     4,795,760.067
     Series C                                   11,240,921.689     1,081,677.781
     Series D                                   49,339,306.863     5,531,528.958
     Series E                                   11,094,420.506     1,280,839.400
     Series H                                      912,776.486       112,976.424
     Series I                                      195,206.177        23,833.732
     Series J                                   12,159,973.514     1,570,335.433
     Series K                                    1,124,405.364        85,556.395
     Series M                                    2,999,775.857       248,281.504
     Series N                                    5,239,002.376       537,758.686
     Series O                                   10,758,159.710     1,128,521.514
     Series P                                      853,530.265        69,225.107
     Series S                                    6,434,137.200       894,788.543
     Series V                                    2,179,636.908       223,596.870
     Series X                                    1,623,742.876       120,454.253
     Series Y                                    1,948,824.741        78,160.552
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  c.  To  amend  the   Fund's   fundamental   investment   limitation
                 concerning underwriting.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                              FOR            ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,309,923.984     4,316,062.440
     Series B                                   39,238,797.859     4,815,584.538
     Series C                                   11,240,675.237     1,081,924.233
     Series E                                   11,081,921.494     1,293,338.412
     Series J                                   12,165,740.244     1,564,568.703
     Series K                                    1,130,140.583        79,821.176
     Series M                                    3,001,140.041       246,917.320
     Series N                                    5,247,551.982       529,209.080
     Series O                                   10,722,261.932     1,164,419.292
     Series P                                      853,530.265        69,225.107
     Series S                                    6,418,306.720       910,619.023
     Series V                                    2,188,384.679       214,849.099
     Series X                                    1,623,742.876       120,454.253
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  d.  To  amend  the   Fund's   fundamental   investment   limitation
                 concerning borrowing.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                              FOR            ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   34,982,217.076     4,643,769.348
     Series B                                   38,964,339.056     5,090,043.341
     Series C                                   11,168,588.030     1,154,011.440
     Series E                                   11,009,402.471     1,365,857.435
     Series J                                   12,107,798.340     1,622,510.607
     Series S                                    6,379,243.546       949,682.197
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  e.  To  amend  the   Fund's   fundamental   investment   limitation
                 concerning lending.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                              FOR            ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,070,583.026     4,555,403.398
     Series B                                   39,071,391.205     4,982,991.192
     Series C                                   11,204,077.117     1,118,522.353
     Series E                                   11,040,588.126     1,334,671.780
     Series J                                   12,103,541.944     1,626,767.003
     Series K                                    1,119,916.406        90,045.353
     Series M                                    2,982,236.348       265,821.013
     Series N                                    5,238,193.629       538,567.433
     Series O                                   10,644,523.037     1,242,158.187
     Series P                                      846,452.731        76,302.641
     Series S                                    6,376,531.844       952,393.899
     Series V                                    2,178,243.032       224,990.746
     Series X                                    1,622,120.773       122,076.356
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  f.  To  eliminate  the  Fund's  fundamental  investment  limitation concerning short sales and margin purchases of securities.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                              FOR            ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,010,351.527     4,615,634.897
     Series B                                   38,936,144.251     5,118,238.146
     Series C                                   11,169,204.160     1,153,395.310
     Series E                                   11,012,867.544     1,362,392.362
     Series J                                   12,052,190.588     1,678,118.359
     Series S                                    6,369,202.918       959,722.825
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  g.  To  eliminate  the  Fund's  fundamental  investment  limitation concerning investment in other investment companies.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                              FOR            ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,225,520.632     4,400,465.792
     Series B                                   39,273,160.277     4,781,222.120
     Series C                                   11,222,930.694     1,099,668.776
     Series E                                   11,090,831.681     1,284,428.225
     Series J                                   12,132,512.896     1,597,796.051
     Series S                                    6,413,762.786       915,162.957
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  h.  To  amend  the   Fund's   fundamental   investment   limitation
                 concerning buying or selling real estate.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                              FOR            ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,286,940.912     4,339,045.512
     Series B                                   39,175,359.548     4,879,022.849
     Series C                                   11,242,153.949     1,080,445.521
     Series D                                   49,324,491.737     5,546,344.084
     Series E                                   11,114,468.428     1,260,791.478
     Series H                                      912,776.486       112,976.424
     Series I                                      195,206.177        23,833.048
     Series J                                   12,155,442.512     1,574,866.435
     Series K                                    1,118,936.337        91,025.422
     Series M                                    2,998,509.115       249,548.246
     Series N                                    5,243,219.411       533,541.651
     Series O                                   10,746,629.629     1,140,051.595
     Series P                                      853,530.265        69,225.107
     Series S                                    6,406,507.150       922,418.593
     Series V                                    2,187,038.868       216,194.910
     Series X                                    1,621,126.580       123,070.549
     Series Y                                    1,946,797.755        80,187.538
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
     ISSUE:  i.  To  amend  the   Fund's   fundamental   investment   limitation
                 concerning commodities or commodity contracts.
     ---------------------------------------------------------------------------
                                                             VOTES
                                                --------------------------------
                                                                     AGAINST/
     SERIES OF SBL FUND                              FOR            ABSTENTIONS
     ---------------------------------------------------------------------------
     Series A                                   35,132,795.824     4,493,190.600
     Series B                                   39,085,048.064     4,969,334.333
     Series C                                   11,192,000.969     1,130,598.501
     Series D                                   49,084,706.184     5,786,129.637
     Series E                                   11,079,817.700     1,295,442.206
     Series H                                      912,776.486       112,976.424
     Series I                                      195,206.177        23,833.732
     Series J                                   12,123,176.286     1,607,132.661
     Series K                                    1,129,886.491        80,075.268
     Series M                                    2,999,321.129       248,736.232
     Series N                                    5,238,078.094       538,682.968
     Series O                                   10,660,332.323     1,226,348.901
     Series P                                      853,530.265        69,225.107
     Series S                                    6,419,332.770       909,592.973
     Series V                                    2,188,384.679       214,849.099
     Series X                                    1,625,661.493       118,535.636
     Series Y                                    1,948,885.550        78,099.743
     ---------------------------------------------------------------------------